SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2003

CLARENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26441	77-0433687

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (650) 306-7511

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets.

On February 13, 2003, Clarent Corporation, a Delaware corporation (the “Company”), announced that, on February 12, 2003 (the “Closing Date”), it had completed the sale of substantially all of its business assets to Verso Technologies, Inc., a Minnesota corporation (“Verso”), and, in connection therewith, Verso assumed from the Company certain obligations and liabilities relating to such assets (collectively, the “Asset Purchase Transaction”), for an aggregate purchase price of $9.8 million in promissory notes from Verso (the “Purchase Price”), all pursuant to that certain Asset Purchase Agreement between the Company and Verso, dated as of December 13, 2002, as amended by that certain First Amendment to the Asset Purchase Agreement between the Company and Verso, dated as of February 4, 2003 (as amended, the “Purchase Agreement”). The assets sold in the Asset Purchase Transaction were used by the Company to provide Voice over Internet Protocol solutions for next generation networks and enterprise convergent solutions. Prior to the Asset Purchase Transaction, to the Company’s knowledge, neither the Company nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with Verso, except that Verso may have bought from time to time some of its products from the Company and its subsidiaries in the ordinary course of business.

The Purchase Price was determined as a result of negotiations between the Company and Verso. Verso paid the Purchase Price by delivering to the Company on the Closing Date: (i) a secured subordinated promissory note in principal amount of $5.0 million made by Verso in favor of the Company due February 13, 2004 (the “Primary Promissory Note”); (ii) a secured subordinated promissory note in principal amount of $3.0 million made by Verso in favor of the Company due February 12, 2008 (the “Three Million Dollar Promissory Note”); and (iii) an unsecured subordinated promissory note in principal amount of $1.8 million made by Verso in favor of the Company due February 13, 2004 (the “Unsecured Promissory Note”). The Primary Note and the Three Million Dollar Note are secured by the assets sold by the Company in the Asset Purchase Transaction.

At the time the Company completed the Asset Purchase Transaction, the Company was operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code. The Asset Purchase Transaction was approved by the United States Bankruptcy Court for the Northern District of California, San Francisco Division, through entry of an order.

The foregoing descriptions of the Asset Purchase Transaction, the Purchase Agreement, the Primary Promissory Note, the Three Million Dollar Promissory Note, the Unsecured Promissory Note and the announcement made by the Company with respect thereto are qualified in their entirety by reference to the full text of the Purchase Agreement, the amendment thereto, the Loan and Security Agreement between the Company and Verso, dated as of February 12, 2003, the Primary Promissory Note, the Three Million Dollar Promissory Note, the Unsecured Promissory Note and the Press Release issued by the Company on February 13, 2003 with respect to the Asset Purchase Transaction, which are filed as Exhibits 2.1, 2.2, 99.2, 99.3, 99.4, 99.5 and 99.11 to this Report, respectively, and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

2.1

Asset Purchase Agreement dated as of December 13, 2002, by and between the Company and Verso. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request) (1)

Exhibit Number	Description

2.2	First Amendment to the Asset Purchase Agreement dated as of February 4, 2003 by and between the Company and Verso. (2)

99.1	Subordination Agreement dated February 12, 2003, by and among the Company, Verso and Silicon Valley Bank. (3)

99.2	Loan and Security Agreement dated as of February 12, 2003, between the Company and Verso. (4)

99.3	Secured Subordinated Promissory Note in principal amount of $5.0 million made by Verso in favor of the Company dated February 12, 2003. (5)

99.4	Secured Subordinated Promissory Note in principal amount of $3.0 million made by Verso in favor of the Company dated February 12, 2003. (6)

99.5	Unsecured Subordinated Promissory Note in principal amount of $1.8 million made by Verso in favor of the Company dated February 12, 2003. (7)

99.6	Bill of Sale, Assignment and Assumption Agreement dated as of February 12, 2003, by and between the Company and Verso. (8)

99.7	Assignment of Patent Rights dated as of February 7, 2003, made by the Company to Verso. (9)

99.8	Assignment of Trademarks dated as of February 12, 2003, by and between the Company and Verso. (10)

99.9	Intellectual Property and Security Agreement dated as of February 12, 2003, by and between the Company and Verso. (11)

99.10	Press Release, dated December 16, 2002. (1)

99.11	Press Release, dated February 13, 2003.

(1)    Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2002.

(2)    Incorporated by reference to Exhibit 2.2 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(3)    Incorporated by reference to Exhibit 99.5 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(4)    Incorporated by reference to Exhibit 99.6 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(5)    Incorporated by reference to Exhibit 99.7 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(6)    Incorporated by reference to Exhibit 99.8 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(7)    Incorporated by reference to Exhibit 99.9 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(8)    Incorporated by reference to Exhibit 99.10 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(9)    Incorporated by reference to Exhibit 99.11 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(10)    Incorporated by reference to Exhibit 99.12 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(11)    Incorporated by reference to Exhibit 99.13 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2003

CLARENT CORPORATION

/S/ H. MICHAEL HOGAN III

H. Michael Hogan III Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Asset Purchase Agreement dated as of December 13, 2002, by and between the Company and Verso. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request) (1)

2.2	First Amendment to the Asset Purchase Agreement dated as of February 4, 2003 by and between the Company and Verso. (2)

99.1	Subordination Agreement dated February 12, 2003, by and among the Company, Verso and Silicon Valley Bank. (3)

99.2	Loan and Security Agreement dated as of February 12, 2003, between the Company and Verso. (4)

99.3	Secured Subordinated Promissory Note in principal amount of $5.0 million made by Verso in favor of the Company dated February 12, 2003. (5)

99.4	Secured Subordinated Promissory Note in principal amount of $3.0 million made by Verso in favor of the Company dated February 12, 2003. (6)

99.5	Unsecured Subordinated Promissory Note in principal amount of $1.8 million made by Verso in favor of the Company dated February 12, 2003. (7)

99.6	Bill of Sale, Assignment and Assumption Agreement dated as of February 12, 2003, by and between the Company and Verso. (8)

99.7	Assignment of Patent Rights dated as of February 7, 2003, made by the Company to Verso. (9)

99.8	Assignment of Trademarks dated as of February 12, 2003, by and between the Company and Verso. (10)

99.9	Intellectual Property and Security Agreement dated as of February 12, 2003, by and between the Company and Verso. (11)

99.10	Press Release, dated December 16, 2002. (1)

99.11	Press Release, dated February 13, 2003.

(1)    Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2002.

(2)    Incorporated by reference to Exhibit 2.2 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(3)    Incorporated by reference to Exhibit 99.5 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(4)    Incorporated by reference to Exhibit 99.6 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(5)    Incorporated by reference to Exhibit 99.7 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(6)    Incorporated by reference to Exhibit 99.8 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(7)    Incorporated by reference to Exhibit 99.9 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(8)    Incorporated by reference to Exhibit 99.10 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(9)    Incorporated by reference to Exhibit 99.11 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(10)    Incorporated by reference to Exhibit 99.12 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).

(11)    Incorporated by reference to Exhibit 99.13 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on February 13, 2003 (No. 0-22190).